SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 2, 2009
Date of Report (date of earliest event reported)
NOTIFY TECHNOLOGY CORPORATION
(Exact name of Registrant as specified in its charter)
California	000-23025	77-0382248
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1054 S. De Anza Blvd., Suite 105 San Jose, CA 95129
(Address of principal executive offices)
(408) 777-7920
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01

Entry into a Material Definitive Agreement

On March 31, 2009, Notify Technology Corporation (“Notify”) and Pecten Court Mountain View Associates, LLC entered into an addendum to a commercial building lease agreement.  The addendum provides for a six month lease extension by Notify of approximately 2,545 square feet in a building located in San Jose, California.  Base rent under the lease addendum agreement is set at $5,853.50 per month.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

The following exhibit is furnished herewith:

10.34 Lease addendum dated March 31, 2009 between Notify Technology Corporation and Pecten Court Mountain View Associates, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOTIFY TECHNOLOGY CORPORATION

Dated:  April 2, 2009

By:    /s/  Gerald W. Rice______________

Gerald W. Rice, Chief Financial Officer